PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund

(the “Fund”)

Supplement dated June 13, 2017

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

At a recent meeting, the Board of Directors of the Fund approved submitting the following proposals to the Fund’s shareholders:

1.  To approve a new subadvisory agreement between PGIM Investments LLC and Jennison Associates LLC (“Jennison”) with respect to the Fund.

2.  To permit PGIM Investments LLC to enter into or make material changes to the Fund's subadvisory agreements with both unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries of the manager or a sister company of the manager without shareholder approval.

The Board of Directors also approved a special meeting of shareholders of the Fund in order for shareholders to consider and vote on each of the above proposals.

If the new subadvisory agreement is approved, the current subadvisory agreement between PGIM Investments LLC and Wellington Management Company LLP with respect to the Fund will be terminated and Jennison will become the Fund’s sole subadviser. The Fund’s strategy will shift from a focus on global financial services investments to a focus on domestic financial services investments. The Fund’s name will be changed to “Prudential Jennison Financial Services Fund” and the Fund’s investment benchmark will also be changed.

It is anticipated that the proxy statement regarding these proposals will be filed with the Securities and Exchange Commission in the third quarter of 2017 and the special meeting of shareholders will be held in the fourth quarter of 2017.

LR946